UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 24, 2026
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)
_________________________________________________

Delaware		1-4879	34-0183970

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

350 Orchard Avenue NE
North Canton,	Ohio		44720-2556

(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2026, the Board of Directors of Diebold Nixdorf, Incorporated (the “Company”) designated the Company’s Senior Vice President and Chief Accounting Officer, Jeffrey Sesplankis, as the Company’s principal accounting officer, effective February 24, 2026. Mr. Sesplankis assumes the designation of principal accounting officer from Thomas S. Timko, who continues in his capacity as Executive Vice President and Chief Financial Officer and the Company’s principal financial officer.

Mr. Sesplankis, age 51, joined the Company as Chief Accounting Officer in January 2025. From August 2024 to January 2025, Mr. Sesplankis served as the Vice President, Accounting & Treasury – Americas of Fluidra, S.A., a manufacturer of swimming pool and wellness equipment. From February 2021 to March 2024, he served as the Chief Accounting Officer of Newell Brands, Inc., a global consumer goods company. From December 2017 to October 2020, he served as Chief Accounting Officer of Delphi Technologies PLC, a formerly independent automotive company, which has subsequently been acquired. Prior to this, Mr. Sesplankis served in a variety of increasingly senior finance and accounting roles. Mr. Sesplankis is a certified public accountant (CPA) and holds a Bachelor’s degree in Accounting from John Carroll University.

Mr. Sesplankis does not have a family relationship with any of the officers or directors of the Company. There were no understandings or arrangements between Mr. Sesplankis and any other person pursuant to which they were selected as an officer of the Company. There are no related party transactions reportable under Item 5.02 of Current Report on Form 8-K and Item 404(a) of Regulation S-K.

Mr. Sesplankis receives an annual base salary as well as equity compensation and an annual bonus pursuant to the applicable Company plans. He is also eligible for the standard benefits that all salaried employees receive. His compensation will not change as a result of the principal accounting officer designation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
Date:	February 25, 2026	By:	/s/ Elizabeth C. Radigan
			Name:	Elizabeth C. Radigan
			Title:	Executive Vice President, Chief Administrative Officer and Secretary